ACCUMULATED OTHER COMPREHENSIVE LOSS ATTRIBUTABLE TO SHAREHOLDER	12 Months Ended
Dec. 31, 2024
ACCUMULATED OTHER COMPREHENSIVE LOSS ATTRIBUTABLE TO SHAREHOLDER
ACCUMULATED OTHER COMPREHENSIVE LOSS ATTRIBUTABLE TO SHAREHOLDER

19.  ACCUMULATED OTHER COMPREHENSIVE LOSS ATTRIBUTABLE TO SHAREHOLDER

		Defined
	Cash flow hedges[1]	benefit plans	Total

Balance as of December 31, 2021	$26.4	$(47.2)	$(20.8)
Other comprehensive (loss) income	(52.7)	56.8	4.1
Balance as of December 31, 2022	(26.3)	9.6	(16.7)
Other comprehensive income	5.6	4.7	10.3
Balance as of December 31, 2023	(20.7)	14.3	(6.4)
Other comprehensive (loss) income	(71.8)	16.8	(55.0)
Balance as of December 31, 2024	$(92.5)	$31.1	$(61.4)
1	No significant amount is expected to be reclassified in income over the next 12 months in connection with derivatives designated as cash flow hedges. The balance is expected to reverse over a 10-year period.